Exhibit 99.1

49.9% Minority Interest in Big River with Clear Path to Consolidation www.ussteel.com October 1, 2019 David Burritt President and Chief Executive Officer Kevin Bradley Executive Vice President and Chief Financial Officer Rich Fruehauf Senior Vice President, Strategic Planning and Corporate Development Kevin Lewis General Manager, Investor Relations

Forward-looking Statements

These slides are being provided to assist readers in understanding the planned investment in Big River Steel and other strategic and financial actions by United States Steel Corporation.

These slides contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as, but not limited to, "believes," "expects," "anticipates," "estimates," "intends," "plans," "could," "may," "will," "should," and similar expressions are intended to identify forward-looking statements. Forward-looking statements in these slides include, among other things, statements about the potential benefits of the proposed investment and transaction; anticipated cost savings; potential capital and operational cash improvements; U. S. Steel's plans, objectives, expectations and intentions; the financial condition, results of operations and business of the proposed joint venture; the joint venture's products and potential; U. S. Steel's future ability or plans to take ownership of the joint venture as a wholly owned subsidiary; U. S. Steel's ability to obtain financing for the transaction or other strategic projects at anticipated interest rates or at all; and the anticipated timing of closing of the transaction. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the transaction in the anticipated timeframe or at all and the possibility that the transaction does not close; risks related to the ability to realize the anticipated benefits of the transaction, including the possibility that the expected benefits and cost savings from the proposed transaction or the capital and operational cash improvements will not be realized or will not be realized within the expected time period; risks related to the satisfaction of the conditions to closing a future call option transaction (including the failure to obtain necessary regulatory approvals); and the risk that the businesses will not be integrated successfully following exercise of the call option; disruption from the transaction making it more difficult to maintain business and operational relationships; negative effects of the announcement or the consummation of the proposed transaction on the market price of U. S. Steel's common stock; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed transaction; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; and competitive developments. All forward-looking statements rely on a number of assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors, that could cause actual results to differ materially from those reflected in such statements. Accordingly, U. S. Steel cautions that the forward-looking statements contained herein are qualified by these and other important factors and uncertainties that could cause results to differ materially from those reflected by such statements. For more information on additional potential risk factors, please review U. S. Steel's filings with the SEC, including, but not limited to, U. S. Steel's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.

References to "we," "us," "our," the "Company," "USS," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries.

United States Steel Corporation

2

2019 ~$60M • Strategic investment in Big River Steel with clear path to consolidation • Significant next step in our strategy to create a world competitive “Best of Both” footprint • This transaction minimizes the risk of operational and financial execution while maximizing the potential for value creation • Big River Steel helps us get to where we were going … FASTER Transaction Overview Transaction Overview 3

49.9% Minority Interest Minority interest in Big River for approximately $700 million $2.325B Enterprise Value Implied enterprise value, including the expected completion of Phase II - A expansion, which is fully funded and under construction Fully Funded Committed financing to support the transaction Positions U. S. Steel to achieve as much as $1B in capital and operational cash improvements by 2022 Transaction Details 4

Getting Where We Were Going … Faster

6 To Be
- The "best of both" integrated and mini mill business models
- Improved competitiveness and through cycle cash flow

5 Financial Strategy
- ~6% blended coupon
  - ERBs
  - Vendor Supported Financing
  - USSK Revolver
  - Upsize ABL
  - Senior Notes
- Step 2 – Call Option

4 Portfolio Moves
- Big River Steel


6
To Be
1
As-Is
2
Operating Improvements
3
Strategic Projects
4
Portfolio Moves
5
Financial Strategy

1 As-Is
- Reshaped footprint
- Transformed balance sheet
- Executing technology and capability driven strategy

2 Operating Improvements
- Move Down the Cost Curve
- Win in Strategic Markets
- Move Up the Talent Curve

3 Strategic Projects
- XG3™ AHSS
- Dynamo Line at USSK
- Endless Casting and Rolling at Mon Valley
- EAF at Tubular
- Gary Hot Strip Mill

United States Steel Corporation
5

Technological Leadership Electric Arc Furnaces of mini mills combined with RH degassers from the integrated model to incorporate the benefits of each Advanced Manufacturing Capabilities Artificial intelligence and automation integration resulting in higher productivity per employee Flexibility is a core value Operations designed to flex with end - market demand to effectively serve any market dynamic Sustainable & Environmentally Friendly Operations Big River Steel is the only LEED certified steel mill in the world 6 Big River Steel Overview Portfolio Moves

x Highly variable cost structure with low fixed cost base x Minimal sustaining capex requirements x Enhanced earnings predictability through the cycle Move Up the Talent Curve Win in Strategic Markets Move Down the Cost Curve x Strategic location to serve growing southern U.S. and Mexico x Strengthens our existing capabilities and expands our presence in other growing and profitable markets x Highly experienced management and operations team x Share complementary expertise • Endless Casting and Rolling at Mon Valley • EAF at Tubular x Direct experience in developing or operating mini mills Big River Aligns with our Critical Success Factors Portfolio Moves 7 Transaction provides strategic and financial benefits to U. S. Steel ̶ some benefits immediately ̶ others would become fully realized upon the completion of the secondary investment and full ownership of Big River

Big River contributes U. S. Steel contributes Operating agreements x Most technologically advanced mill in North America x Management / operations team with entrepreneurial culture x Low cost structure x Research & Development (R&D) x Intellectual Property (IP) x Relationships with key customers in strategic end markets x Jointly developed products distributed by U. S. Steel x Agreement covering R&D, IP Portfolio Moves 8 Collaboration Through a Joint Venture

Portfolio Moves Positioned to Achieve Capital and Operational Cash Improvements 9 Rescope Asset Revitalization ̶ Invest where we have a cost or capability advantage, including the Gary hot strip mill Reduce Fixed Costs ̶ Redesign and optimize our current business model ̶ Center North American Flat - rolled footprint around three world - class assets Create Incremental Value ̶ Create incremental value from our excess iron ore pellets As much as $1B Opportunity Capital and operational cash improvements by 2022

x Competitive positioning in strategic, high - margin end markets x Unparalleled product platform to serve customers x Big River will unlock value across our entire footprint To Be “Best of Both” Integrated and Mini Mill 10 Transforms business to drive long term cash flow through industry cycles * Following U. S. Steel’s acquisition of the remaining 50.1% interest in Big River Steel within the next four years *

Transforming our North American Footprint

To Be



Downstream Finishing
Number of Blast Furnaces / BOF
Number of Electric Arc Furnaces
All tons represent Raw Steel Capacity
Great Lakes²
3.8 MNT
Gary²
7.5 MNT
AHSS Capable
Upgraded hot strip mill
Expanded capabilities in heavy gauge product
PRO-TEC
New CGL
Mon Valley
2.9 MNT
Endless Casting & Rolling
AHSS Capable
Co-generation facility
Granite City
2.8 MNT
AHSS Capable
BRS
~3.3 MNT³
Electric Arc Furnace
Fairfield
1.6 MNT
Electric Arc Furnace¹

[1] Electric Arc Furnace (EAF) will supply rounds substrate for our Tubular segment seamless pipe.

[2] USS has two idled blast furnaces in North America. Idling will reduce BF capacity by 200kt – 225kt / month.

[3] Inclusive of Phase II-A completion (Phase I MNT of 1.6) and following U. S. Steel's acquisition of the remaining 50.1% interest in Big River Steel within the next four years.

United States Steel Corporation

11

Getting Where We Were Going … Faster

6 To Be

- The "best of both" integrated and mini mill business models
- Improved competitiveness and through cycle cash flow

5 Financial Strategy

- ~6% blended coupon
  - ERBs
  - Vendor Supported Financing
  - USSK Revolver
  - Upsize ABL
  - Senior Notes
- Step 2 – Call Option

4 Portfolio Moves

- Big River Steel


6
To Be
1
As-Is
2
Operating Improvements
3
Strategic Projects
4
Portfolio Moves
5
Financial Strategy

1 As-Is

- Reshaped footprint
- Transformed balance sheet
- Executing technology and capability driven strategy

2 Operating Improvements

- Move Down the Cost Curve
- Win in Strategic Markets
- Move Up the Talent Curve

3 Strategic Projects

- XG3™ AHSS
- Dynamo Line at USSK
- Endless Casting and Rolling at Mon Valley
- EAF at Tubular
- Gary Hot Strip Mill

United States Steel Corporation
12

Financial Strategy

Funding Sources to Support Strategic Investments


~$2.3B
2022
~$90M
2021
~$690M
2020
~$610M
2019
~$920M
Investments¹
by year
~$2.3B
~$700+M
Senior Notes
~$700M
Upsize U.S. ABL
~$280M
USSK Revolver
~$300M
Vendor Supported Financing
~$300M
Environmental Revenue Bonds
Financing
Scenario
~6%
expected blended coupon rate²

Efficient and flexible financing to support strategy

Note: The financing options above are illustrative, and the ultimate sources of financing may differ materially from those above, based on market conditions.

United States Steel Corporation

[1] Includes EAF, Dynamo Line, Endless Casting and Rolling, and Big River Step I

[2] ~$1,280M is variable rate based on exposure to EURIBOR / LIBOR; calculation assumes rates as of September 2019

13

Income Statement Balance Sheet Cash Flow Statement U. S. Steel’s portion of JV results reflected as “Earnings from investees” above the EBIT 1 line Big River debt is not consolidated with or guaranteed by U.S. Steel Our portion of the non - cash JV results reflected as “ Equity investee earnings, net of distributions” in the operating activities section Accounting Treatment of Joint Venture 14 1 EBIT = Earnings Before Interest and Taxes Initial cash generated by the JV will be used to fund the JV’s expansion and pay down its debt

Recap • We fully intend to consolidate Big River • Ultimately, three market - leading, differentiated and technologically advanced North American Flat - rolled assets • A mutually beneficial partnership 15

Q & A

2019 ~$60M • This transaction is a major step forward in executing our strategy to transform our business • Together with our previously announced strategic investments, we are building on what we have and investing in what we don’t • Our investment is getting us to where we were going faster • We are now uniquely positioned to be the “best of both” integrated and mini mill steel capabilities to improve competitiveness and drive through cycle cash flow Closing Remarks CEO Closing Remarks 17

INVESTOR RELATIONS Kevin Lewis General Manager 412 - 433 - 6935 klewis@uss.com Eric Linn Manager 412 - 433 - 2385 eplinn@uss.com www.ussteel.com